Exhibit 99.1

Metromile Announces Stockholder Approval of Merger Agreement with Lemonade

Transaction Anticipated to Close During Q2 2022

SAN FRANCISCO, February 1, 2022 — Metromile (NASDAQ: MILE, MILEW) (the “Company”), a leading digital insurance platform and pay-per-mile auto insurer, announced that at the Special Meeting of Stockholders held today, the Company’s stockholders approved a proposal to adopt the merger agreement entered into with Lemonade, Inc. (NYSE: LMND) to acquire Metromile in an all-stock transaction (the “merger proposal”).

The merger proposal was supported by at least 95.9% of the votes cast at the Special Meeting of Stockholders, representing approximately 63.6% of the shares of the Company’s common stock issued and outstanding as of the close of business on December 28, 2021. The final voting results of the Special Meeting, as tabulated by an independent inspector of elections, will be filed by the Company as part of a Form 8-K with the U.S. Securities and Exchange Commission.

The Company’s proposed transaction with Lemonade remains subject to the receipt of certain regulatory approvals and the satisfaction of other customary closing conditions. The Company currently anticipates that the proposed transaction will be completed during the second calendar quarter of 2022.

About Metromile

Metromile (NASDAQ: MILE, MILEW) is a leading digital insurance platform in the United States. With data science as its foundation, Metromile offers real-time, personalized auto insurance policies by the mile instead of the industry’s reliance on approximations that have historically made prices unfair. Metromile’s digitally native offering is built around the modern driver’s needs, featuring automated claims, complimentary smart driving features and annual average savings of 47% over what they were paying their previous auto insurer.

In addition, through Metromile Enterprise, it licenses its technology platform to insurance companies around the world. This cloud-based software as a service enables carriers to operate with greater efficiency, automate claims to expedite resolution, reduce losses associated with fraud, and unlock the productivity of employees.

For more information about Metromile, visit www.metromile.com and enterprise.metromile.com

About Lemonade

Lemonade offers renters, homeowners, pet, car, and life insurance. Powered by artificial intelligence and behavioral economics, Lemonade’s full stack insurance carriers in the US and the EU replace brokers and bureaucracy with bots and machine learning, aiming for zero paperwork and instant everything. A Certified B-Corp, Lemonade gives unused premiums to nonprofits selected by its community, during its annual Giveback. Lemonade is currently available in the United States, Germany, the Netherlands, and France, and continues to expand globally.

For more information about Lemonade, visit www.lemonade.com and follow @lemonade_inc on Twitter.

Cautionary Statement Regarding Forward-Looking Statements

The information in this communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements may be identified by the use of words such as “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions or the negative versions of such terms or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements with respect to a possible acquisition involving Metromile, Inc. (“Metromile”) and Lemonade, Inc. (“Lemonade”) and/or the combined group’s estimated or anticipated future business, performance and results of operations and financial condition, including estimates, forecasts, targets and plans for Lemonade and, following the acquisition, if completed, the combined entity. Any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements.

These forward-looking statements are subject to known and unknown risks, uncertainties, and assumptions about us that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activities, performance, or achievements expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, the possibility that a possible acquisition will not be pursued, failure to obtain necessary regulatory approvals or to satisfy any of the other conditions to the possible acquisition, adverse effects on the market price of Metromile’s or Lemonade’s shares of common stock and on Metromile’s and Lemonade’s operating results because of a failure to complete the possible acquisition, failure to realize the expected benefits of the possible acquisition, failure to promptly and effectively integrate Metromile’s businesses, negative effects relating to the announcement of the possible acquisition or any further announcements relating to the possible acquisition or the consummation of the possible acquisition on the market price of Metromile’s or Lemonade’s shares of common stock, significant transaction costs and/or unknown or inestimable liabilities, potential litigation associated with the possible acquisition, general economic and business conditions that affect the combined companies following the consummation of the possible acquisition, changes in global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax laws, regulations, rates and policies, future business acquisitions or disposals and competitive developments. These forward-looking statements are based on numerous assumptions and assessments made in light of Metromile’s or, as the case may be, Lemonade’s experience and perception of historical trends, current conditions, business strategies, operating environment, future developments and other factors it believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this communication could cause Lemonade’s plans with respect to Metromile, Metromile’s or Lemonade’s actual results, performance or achievements, industry results and developments to differ materially from those expressed in or implied by such forward-looking statements. Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and persons reading this communication are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this communication. Additional information about economic, competitive, governmental, technological and other factors that may affect Metromile is set forth under the captions “Risk Factors” in Metromile’s Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 31, 2021, Form 10-Q filed with the SEC on August 10, 2021, and in its other filings with the SEC.

Any forward-looking statements in this communication are based upon information available to Metromile and/or its board of directors, as the case may be, as of the date of this communication and, while believed to be true when made, may ultimately prove to be incorrect. Subject to any obligations under applicable law, neither Metromile nor any member of its board of directors undertakes any obligation to update any forward-looking statement as a result of subsequent events or developments, except as required by law to update any forward-looking statement whether as a result of new information, future developments or otherwise, or to conform any forward-looking statement to actual results, future events, or to changes in expectations. All subsequent written and oral forward-looking statements attributable to Metromile or its board of directors or any person acting on behalf of any of them are expressly qualified in their entirety by this paragraph.

Where to Find Additional Information

Investors and security holders may obtain, without charge, a copy of the Definitive Proxy Statement and other relevant documents filed with the SEC (when available) from the SEC’s website at http://www.sec.gov/. Copies of the documents filed with the SEC by Metromile are available free of charge on Metromile’s internet website at https://ir.metromile.com/ under the tab “Financial Information” and under the subheading “SEC Filings” or by contacting Metromile’s Investor Relations Department through https://ir.metromile.com/investor-resources/contact-investor-relations. Copies of the documents filed with the SEC by Lemonade are available free of charge on Lemonade’s internet website at https://investor.lemonade.com/ under the tab “Financials” or by contacting Lemonade’s Investor Relations Department at ir@lemonade.com.

Metromile:

Media Inquiries: press@metromile.com

Investor Relations: IR@metromile.com

Lemonade:

Media Inquiries: press@lemonade.com

Investor Relations: ir@lemonade.com